UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2005

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

801 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 633-0333

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames, and costs or difficulties relating to integration matters might be greater than expected; (2) expenses associated with the planned expansion of our retail branch services and business hours during the second half of 2005 might be greater than expected, whether due to a possible need to hire more employees than currently anticipated or other costs incurred in excess of estimated amounts; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) MB Financial’s ability to realize the residual values of its direct finance, leveraged, and operating leases; (9) the ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) the costs, effects and outcomes of litigation; (13) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (14) changes in accounting principles, policies or guidelines; and (15) future acquisitions by MB Financial of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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[LOGO]

West Coast

Super-Community Bank Conference

Mitchell Feiger, President and Chief Executive Officer

Jill E. York, Vice President and Chief Financial Officer

September 9, 2005

NASDAQ:  MBFI

Forward Looking Statements

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames, and costs or difficulties relating to integration matters might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (7) MB Financial’s ability to realize the residual values of its direct finance, leveraged, and operating leases; (8) the ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the Chicago metropolitan area in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions by MB Financial of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

[LOGO]

MB Financial Snapshot

(Dollars amounts in millions, except per share data)

	2nd Qtr	2nd Qtr
	2004	2005	Change
Assets	$4,996	$5,589	+11.9%
Loans	$3,193	$3,647	+14.2%
Deposits	$3,759	$4,171	+11.0%
Net income	$15.5	$18.0	+16.3%
Fully diluted EPS	$0.55	$0.62	+12.7%
Return on equity - annualized	15.33%	14.96%	-0.37%
Cash return on tangible equity - annualized*	20.17%	20.80%	+0.63%
Net interest margin - FTE - annualized*	3.72%	3.78%	+0.06%
Efficiency ratio	54.60%	54.29%	-0.31%
Non-performing loan ratio	0.90%	0.66%	-0.24%

* See “Non-GAAP Disclosure Reconciliations” on page 30.

(Dollars amounts in millions, except per share data)

	2000	2004	Change
Assets	$3,287	$5,254	+59.8%
Loans	$2,019	$3,346	+65.7%
Deposits	$2,639	$3,962	+50.1%
Net income	$27.0	$64.4	+138.6%
Fully diluted EPS	$1.02	$2.25	+120.6%
Return on equity	10.24%	14.88%	+4.64%
Cash return on tangible equity*	13.00%	20.69%	+7.69%
Net interest margin - FTE*	3.75%	3.79%	+0.04%
Efficiency ratio	64.80%	53.68%	-11.12%
Non-performing loan ratio	0.81%	0.71%	-0.10%

* See “Non-GAAP Disclosure Reconciliations” on page 30.

Marketplace Dynamics

•                  Fragmented banking market

•                  Slowly consolidating

•                  Target market includes 8,000+ middle market companies

[GRAPHIC]

Bank Holding Companies

Cook County Deposit Market Share

As of June 30, 2004

Pending Ownership as of September 2, 2005

			Total
			Deposits in
		Branch	Market	Market
Rank	Institution	Count	($000s)	Share
1	JPMorgan Chase & Co. (NY) (Bank One)	183	28,240,123	18.9%
2	LaSalle Bank Corporation (IL)	91	26,063,977	17.4%
3	BMO Financial Group (Harris)	76	14,937,173	10.0%
4	Northern Trust Corp. (IL)	9	6,369,328	4.3%
5	Royal Bank of Scotland Group (Charter One)	82	4,805,561	3.2%
6	Citigroup Inc. (NY)	39	4,421,363	3.0%
7	Fifth Third Bancorp (OH)	40	3,527,520	2.4%
8	MAF Bancorp Inc. (IL)	34	3,430,691	2.3%
9	MB Financial Inc. (IL)	36	3,242,330	2.2%
10	Bank of America Corp. (NC)	14	3,087,480	2.1%
11	Corus Bankshares Inc. (IL)	14	2,993,795	2.0%
12	Wintrust Financial Corp. (IL)	23	2,392,615	1.6%
13	FBOP Corp. (IL)	21	2,118,074	1.4%
14	Taylor Capital Group Inc. (IL)	12	2,109,047	1.4%
15	Metropolitan Bank Group Inc. (IL)	65	1,905,509	1.3%
16	TCF Financial Corp. (MN)	117	1,896,575	1.3%
17	First Midwest Bancorp Inc. (IL)	17	1,696,963	1.1%
18	Parkway Bancorp Inc. (IL)	14	1,331,845	0.9%
19	Popular Inc. (PR)	17	1,255,821	0.8%
20	U.S. Bancorp (MN)	24	1,205,083	0.8%

Source - SNL Datasource

Key Strategies

Our EPS growth has been fueled by dual growth sources

•                  Core business lines are growing

•                  Commercial Banking

•                  Wealth Management

•                  Retail Banking

•                  Mergers and acquisitions supplement core business growth

[CHART]

* Includes $19.2 million after tax merger charge.

Commercial Banking

•                  Well developed business line

•                  Target market is companies with revenues ranging from $5 to 100 million

•                  Heavy investment in personnel over past 10 years

•                  Robust training program for recent graduates

•                  Focused on:

•                  Middle-market business financing

•                  Treasury management

•                  Real estate investor, construction, developer financing

•                  Lease banking

[CHART]

Market Feedback

Based upon third party research, commercial client satisfaction leads the market.

9 out of 10 customers with sales over $10 million in 2004 said MB Financial Bank was:

•                  “Excellent or Above Average” in overall satisfaction.

•                  “Above market standard” for prompt follow-up and closure on requests.

•                  “Excellent or Above Average” on top management support.

Commercial Banking - Diversified Loan Portfolio

As of June 30, 2005

Loan Portfolio Composition ($3.6 billion)	Commercial Loans by Industry Type ($3.0 billion)

[CHART]	[CHART]

* Includes Lease Loans.

Credit Quality

•                  Excellent, stable, predictable

•                  Improving non-performing loan ratios

•                  Loans are granular – typical size is $3 to $6 million; 88% of credits are under $15 million.

•                  Extensive due diligence prior to acquisitions

Net Charge-offs to Average Loans	Allowance vs. NPL to Total Loans

[CHART]	[CHART]

Granularity of Non-Performing Loans

As of June 30, 2005

	Number of	Outstanding	Percent of
Non-performing Loan Size	Credits	Balance	Total

Over $3.0 million	1	$4,181	17.5%
$2.0 to $3.0 million	2	5,208	21.7%
$1.0 to $2.0 million	2	2,368	9.9%
Less $1.0 million	151	12,193	50.9%
Total	156	$23,950	100.0%

Retail Banking

•                  Consumer and small business

•                  Deposit and credit services

•                  11% annual deposit growth over past five years

•                  Growing transaction accounts

•                  Sales/service culture

•                  Cost efficient lending platform

•                  Upgrading branches and branch locations to maximize growth and profitability

“Betsimpsier” Deposit Strategy
Better. Simpler. Easier.

•                  Goals

•                  Improve deposit growth

•                  Improve deposit mix

•                  Reduce funding costs

•                  Implementation activities

•                  Extended hours

•                  Simplified transaction processes

•                  Consistent customer experience

•                  More ATMs

•                  Increased marketing and advertising

Better. Simpler. Easier. Betsimpsier!

7 days a week. Open early. Open late.

[LOGO]

Better. Simpler. Easier. Betsimpsier!

[LOGO]	7 Days A Week. Open Early. Open Late.

Additional expenses to support strategy

•                  Personnel

•                  50 FTEs added

•                  $750 thousand increase in salary and benefits expense in second half of 2005

•                  Marketing

•                  In July media rollout supporting strategy began

•                  Majority of our second half 2005 marketing dollars are reserved for Betsimpsier

•                  Total marketing for second half 2005 including Betsimpsier and other various marketing initiatives will total $4.0 million

Wealth Management

Expanding business and capabilities

•                  Private Banking

•                  Staff are deep generalists (loans, deposits, asset management and trust services, estate and financial planning)

•                  Asset Management and Trust

•                  Open architecture asset management format

•                  Objective advice

•                  Superior returns

•                  Vision Investment Services

•                  Provides brokerage services through MB and other banks

•                  Works closely with MB Retail Banking

•                  Significant opportunity for growth within MB Financial customer base

•                  Adding revenue producing people and capabilities

•                  Adding investment management depth

•                  Continuing to upgrade relationships from custodied to managed

[CHART]

M & A Highlights

2001 to 2004

Assets
1990 to 2000 (10 mergers and acquisitions)	$1.9 billion

Acquired FSL Holdings, Inc.	$222 million
April 2001

MidCity Financial and MB Financial merge	MOE
November 2001

Acquired Lincolnwood Financial Corp.	$228 million
April 2002

Acquired LaSalle Systems Leasing	$92 million
August 2002

Acquired South Holland Bancorp	$560 million
February 2003

Divested Abrams Centre Bancshares	$98 million
May 2003

Acquired First SecurityFed Financial	$567 million
May 2004

Recent Acquisition Pricing

		P/E		Prem/
Transaction	P/E	Adj*	P/B	Dep
FSL	21.7	9.7	1.2	4.3%
Lincolnwood	14.4	9.7	1.6	6.9%
LaSalle Leasing	10.0	6.3	1.3	N/A
South Holland	18.1	10.3	1.2	4.4%
First SecurityFed	16.8	9.8	1.7	18.8%

*                 P/E Adj is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity).

		1st Yr	1st Yr Cost
Transaction	IRR	EPS	Saves
FSL	27%	+3.5%	42%
Lincolnwood	27%	+4.5%	50%
LaSalle Leasing	22%	+3.4%	0%
South Holland	22%	+3.5%	21%
First SecurityFed*	21%	+3.5%	15%

*                 For First SecurityFed, second year EPS accretion is projected to be 3.8% and second year cost saves are estimated to be 32%.

MB Financial Performance

•                  Five years of strong results

•                  Robust core business growth

•                  Capitalized on M&A opportunities

	Dollars in millions, except per share amounts.
						2000 to
						2004
						Average
						Growth	1st Half	1st Half	%
	2000	2001*	2002	2003	2004	Rate	2004	2005	Change

Assets	$3,287	$3,466	$3,760	$4,355	$5,254	12%	$4,996	$5,589	11.9%
Loans	$2,019	$2,312	$2,505	$2,826	$3,346	13%	$3,193	$3,647	14.2%
Deposits	$2,639	$2,822	$3,020	$3,432	$3,962	11%	$3,759	$4,171	11.0%
Net income	$27.0	$12.4	$46.4	$53.4	$64.4	24%	$30.1	$35.2	17.0%
Diluted EPS	$1.02	$0.46	$1.75	$1.96	$2.25	22%	$1.08	$1.21	12.0%
ROA - annualized	0.85%	0.36%	1.27%	1.28%	1.34%		1.34%	1.31%
ROE - annualized	10.24%	4.27%	14.60%	14.82%	14.88%		15.29%	14.72%
Cash ROTE - annualized**	13.00%	13.53%	17.09%	18.79%	20.69%		19.69%	20.50%

*	Includes $19.2 million net merger expenses.

**	See “Non-GAAP Disclosure Reconciliations” on page 30.

Net Interest Income

•                  NII consistently growing as we expand our business

•                  NIM has been stable through various interest rate environments

•                  Funding sources are stable

Net Interest Income	NIM vs. Fed Funds Rate

[CHART]	[CHART]

Interest Rate Risk – As of June 30, 2005

•                  Slightly asset sensitive

•                  Naturally hedged

NII Sensitivity (Ramped)	NII Sensitivity (Shocked)

[CHART]	[CHART]

Twist Scenario

[CHART]

Other Income

•                  Diversifying revenue sources

•                  Wealth Management, Deposit Services and Lease Banking are strong contributors to growth

•                  Other category includes securities and asset gains and varies significantly

[CHART]

Efficiency Ratio

•                  We carefully manage expenses

•                  We are making investments in revenue producing personnel

•                  Extensive investing in infrastructure – electronic and physical

•                  Investing in Betsimpsier deposit strategy

[CHART]

*                 Excludes $19.2 million after tax merger charge.

Cash Return on Tangible Equity

[CHART]

*                 Excludes $19.2 million after tax merger charge.

See “Non-GAAP Disclosure Reconciliations” on page 30.

Key Investment Considerations

Strategy

•                  Build market share in key business lines (Commercial, Retail, Wealth Management)

•                  Diversify revenue streams

•                  Lower cost of funds

•                  Capitalize on key M&A opportunities

•                  Invest in people and process

Results

•                  Strong, consistent loan growth

•                  Stable credit quality

•                  Robust EPS growth

•                  High return on equity/tangible equity

•                  Increasing commercial market share

MBFI Stock Price	3 Year

[CHART]

Non-GAAP Disclosure Reconciliations

These materials contain certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Such measures include cash return on tangible equity and net interest margin on a fully tax equivalent basis.

Cash return on tangible equity is determined by dividing cash earnings by average tangible stockholders’ equity.  The most directly comparable GAAP measure, return on equity, is determined by dividing net income by average stockholders’ equity.  Cash earnings excludes from net income the effect of amortization expense for intangible assets other than goodwill (which is not amortized but tested for impairment annually), and average tangible stockholders’ equity excludes from average stockholders’ equity acquisition-related goodwill and other intangible assets, net of tax benefit.    We believe that the presentation of cash return on tangible equity is helpful in understanding our financial results, as it provides a method to assess our success in utilizing our tangible capital.

Net interest margin on a fully tax equivalent basis is determined by dividing net interest income on a fully tax equivalent basis by average interest-earning assets.  The most directly comparable GAAP measure, net interest margin, is determined by dividing net interest income by average interest-earning assets.  The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate.  We believe that it is a standard practice in the banking industry to present net interest margin on a fully tax equivalent basis, and accordingly believe that providing this measure may be useful for peer comparison purposes.

The following tables reconcile cash earnings to net income, average tangible stockholders’ equity to average stockholders’ equity and net interest margin on a fully tax equivalent basis to net interest margin for the periods presented:  (dollars in thousands)

						2nd Qtr	2nd Qtr	YTD	YTD
	2000	2001	2002	2003	2004	2004	2005	2004	2005
Net income, as reported	$26,961	$31,538	$46,370	$53,392	$64,429	$15,470	$17,987	$30,058	$35,164
Plus: Intangible amortization, net of tax benefit	3,022	3,212	631	754	660	173	163	361	336
Cash earnings	$29,983	$34,750	$47,001	$54,146	$65,089	$15,643	$18,150	$30,419	$35,500

Average stockholders’ equity	$263,311	$289,291	$317,693	$360,210	$432,992	$405,920	$482,291	$395,274	$481,611
Less: Goodwill	27,634	30,439	40,773	67,391	110,302	87,016	123,691	78,655	123,659
Less: Other intangible assets, net of tax benefit	5,049	2,082	1,914	4,692	8,038	7,005	8,572	5,912	8,657
Average tangible stockholders’ equity	$230,628	$256,770	$275,006	$288,127	$314,652	$311,899	$350,028	$310,707	$349,295

Cash Return on Tangible Equity - Annualized	13.00%	13.53%	17.09%	18.79%	20.69%	20.17%	20.80%	19.69%	20.50%

						2nd Qtr	2nd Qtr	YTD	YTD
	2000	2001	2002	2003	2004	2004	2005	2004	2005
Net interest margin	3.66%	3.65%	3.97%	3.72%	3.69%	3.62%	3.67%	3.62%	3.68%
Plus: Tax equivalent effect	0.09%	0.08%	0.06%	0.08%	0.10%	0.10%	0.11%	0.10%	0.11%
Net interest margin, fully tax equivalent - Annualized	3.75%	3.73%	4.03%	3.80%	3.79%	3.72%	3.78%	3.72%	3.79%

[LOGO]

West Coast

Super-Community Bank Conference

Mitchell Feiger, President and Chief Executive Officer

Jill E. York, Vice President and Chief Financial Officer

September 9, 2005

NASDAQ:  MBFI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 8th day of September, 2005.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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